UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2022

Supernova Partners Acquisition Company II, Ltd.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40140	98-1574543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4301 50th Street NW Suite 300, PMB 1044 Washington, D.C.	20016
(Address of principal executive offices)	(Zip Code)

(202) 918-7050

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-fourth of one redeemable warrant	SNII.U	The New York Stock Exchange
Class A Ordinary Shares, par value $0.0001 per share	SNII	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	SNII WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Second Amendment to Agreement and Plan of Merger

On January 10, 2022, Supernova Partners Acquisition Company II, Ltd. (“Supernova”), Supernova Merger Sub, Inc., a Delaware corporation and direct, wholly owned subsidiary of Supernova (“First Merger Sub”), Supernova Romeo Merger Sub, LLC, a Delaware limited liability company and direct, wholly owned subsidiary of Supernova (“Second Merger Sub”), and Rigetti Holdings, Inc., a Delaware corporation (“Rigetti”) entered into the Second Amendment to Agreement and Plan of Merger (the “Second Amendment to Agreement and Plan of Merger”). Pursuant to the Second Amendment to Agreement and Plan of Merger, certain provisions in the Agreement and Plan of Merger were amended to reflect that following the business combination, the combined company will list its securities on the Nasdaq Stock Market.

The foregoing description of the Second Amendment to Agreement and Plan of Merger and the transactions contemplated thereunder is not complete and are qualified in its entirety by reference to the agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated herein by reference

Item 7.01	Regulation FD Disclosure.

Rigetti plans to present the investor presentation attached hereto as Exhibit 99.1 at the 24th Annual Needham Growth Conference on January 10, 2021. The investor presentation is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Supernova under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description

2.1	Second Amendment to Agreement and Plan of Merger, dated as of January 10, 2022, by and among Supernova Partners Acquisition Company II, Ltd, Supernova Merger Sub, Inc., Supernova Romeo Merger Sub, LLC and Rigetti Holdings, Inc.

99.1	Investor Presentation dated January 10, 2022.

104	Cover page Interactive data file (embedded within the inline XBRL document).

Additional Information and Where to Find It

Supernova has filed with the SEC a registration statement on Form S-4 (as amended, the “Form S-4”), which includes a preliminary proxy statement/prospectus in connection with the proposed Business Combination and will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders. Supernova’s shareholders and other interested persons are advised to read the preliminary proxy statement/prospectus, and amendments thereto, and the definitive proxy statement/prospectus in connection with Supernova’s solicitation of proxies for its shareholders’ meeting to be held to approve the proposed Business Combination because the proxy statement/prospectus will contain important information about Supernova, Rigetti and the proposed Business

Combination. The definitive proxy statement/prospectus will be mailed to shareholders of Supernova as of a record date to be established for voting on the proposed Business Combination. Shareholders are also be able to obtain copies of the Form S-4 and the proxy statement/prospectus, without charge at the SEC’s website at www.sec.gov or by directing a request to Supernova Partners Acquisition Company II, Ltd., 4301 50th Street NW, Suite 300, PMB 1044, Washington, DC 20016.

Participants in the Solicitation

Supernova, Rigetti and certain of their respective directors and officers may be deemed participants in the solicitation of proxies of Supernova’s shareholders with respect to the approval of the proposed Business Combination. Supernova and Rigetti urge investors, shareholders and other interested persons to read the Form S-4, including the preliminary proxy statement/prospectus and amendments thereto and the definitive proxy statement/prospectus, as well as other documents filed with the SEC in connection with the proposed Business Combination, as these materials contain important information about Rigetti, Supernova and the proposed Business Combination. Information regarding Supernova’s directors and officers and a description of their interests in Supernova is contained in Supernova’s prospectus dated March 3, 2021 relating to its initial public offering. Additional information regarding the participants in the proxy solicitation, including Rigetti’s directors and officers, and a description of their direct and indirect interests, by security holdings or otherwise, is included in the Form S-4 and the definitive proxy statement/prospectus for the Business Combination when available. Each of these documents is, or will be, available at the SEC’s website or by directing a request to Supernova as described above under “Additional Information and Where to Find It.”

Forward-Looking Statements

Certain statements in this report and the exhibits to this report may be considered forward-looking statements. Forward-looking statements generally relate to future events and can be identified by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Supernova and its management, and Rigetti and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the outcome of any legal proceedings that may be instituted against Supernova, Rigetti, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; the inability to complete the proposed Business Combination due to the failure to obtain approval of the shareholders of Supernova or to satisfy other conditions to the closing of the Business Combination; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; the ability to meet stock exchange listing standards following the consummation of the Business Combination; the risk that the proposed Business Combination disrupts current plans and operations of Rigetti as a result of the announcement and consummation of the Business Combination; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; costs related to the Business Combination; changes in applicable laws or regulations; the possibility that Rigetti or the combined company may be adversely affected by other economic, business, or competitive factors; Rigetti’s estimates of expenses and profitability; the evolution of the markets in which Rigetti competes; the ability of Rigetti to execute on its technology roadmap; the ability of Rigetti to implement its strategic initiatives, expansion plans and continue to innovate its existing services; the impact of the COVID-19 pandemic on Rigetti’s business; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the registration on Form S-4 and proxy statement/prospectus discussed above and other documents filed with Supernova from time to time with the SEC.

Nothing in this report or the exhibits to this report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Supernova nor Rigetti undertakes any duty to update these forward-looking statements.

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed Business Combination and shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Supernova Partners Acquisition Company II, Ltd.

Date: January 10, 2022	By:	/s/ Michael S. Clifton
	Name:	Michael S. Clifton
	Title:	Chief Financial Officer

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